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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report:  September 7, 1994

IDS Certificate Company
(Exact name of registrant as specified in charter)

 Delaware              2-23772             41-6009975
(State of          (Commission File       (IRS Employer
Incorporation)         Number)          Identification No.)

IDS Tower 10, Minneapolis, Minnesota 55440-0001
(Address of principal executive offices)

Registrant's Telephone No.:  (612) 671-2225

(Former name or former address, if changed since last report)

IDS Certificate Company ("IDSC"), and certain other investment companies received an exemptive order from the Securities and Exchange Commission, dated January 30, 1986, permitting IDSC to purchase through underwriting syndicates in which an affiliated broker participates an amount of securities exceeding the percentage limitations set forth in Rule 10f-3(d) promulgated under the Investment Company Act of 1940. To make such purchases, IDSC agreed to specific conditions. One such condition was that IDSC would report all covered purchases periodically on Form 8-K. Such reports will be made semi-annually.

The following is a list of such purchases for the 6 month period ended June 30, 1994.

IDS CERTIFICATE COMPANY
10f-3 Transaction for the
6 month Period from
January 1, 1994 to June 30, 1994

                                               Face                    Broker Through
                                               amounts      Percent   Whom Securities
Date          Issue            Issue/Price    Purchased    Purchased   Were Acquired                 CUSIP#


There were no covered purchases during the 6-month period from January 1, 1994 to June 30, 1994.
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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDS Certificate Company
(Registrant)



By:   Bruce A. Kohn
      Vice President and General Counsel

Dated:      September 7, 1994

cc:   CIR file
      CW